Exhibit 99.1

Quarterly Financial Supplement
As revised for the Company's adoption of Accounting Standards ("ASU"): ASU 2018-12, Insurance Topic (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts ("LDTI").
Fourth Quarter 2022
(Unaudited)

World Headquarters	Internet Address	Contacts
16600 Swingley Ridge Road	www.rgare.com	Todd C. Larson
Chesterfield, Missouri 63017 U.S.A.		Senior Executive Vice President
and Chief Financial Officer
Phone: (636) 736-7000
e-mail: tlarson@rgare.com

Jeff Hopson
Senior Vice President, Investor Relations
Phone: (636) 736-2068
e-mail: jhopson@rgare.com

Current Ratings

	Standard & Poor’s	A.M. Best	Moody’s
Financial Strength Ratings
RGA Reinsurance Company	AA-	A+	A1
RGA Life Reinsurance Company of Canada	AA-	A+
RGA International Reinsurance Company dac	AA-
RGA Global Reinsurance Company, Ltd.	AA-
RGA Reinsurance Company of Australia Limited	AA-
RGA Americas Reinsurance Company, Ltd.	AA-	A+
RGA Worldwide Reinsurance Company, Ltd.	AA-
RGA Reinsurance Company (Barbados) Ltd.	AA-
RGA Atlantic Reinsurance Company Ltd.	AA-	A+
Omnilife Insurance Company Limited	A+
Aurora National Life Assurance Company		A+
Senior Debt Ratings
Reinsurance Group of America, Incorporated	A	a-	Baa1
Our common stock is traded on the New York Stock Exchange under the symbol “RGA”.

Reinsurance Group of America, Incorporated
4th Quarter 2022 - Recast for LDTI

Reinsurance Group of America, Incorporated
Non-GAAP Disclosures
This Quarterly Financial Supplement is for information purposes only and includes unaudited figures. This report should be read in conjunction with documents filed by Reinsurance Group of America, Incorporated (“RGA”) with the SEC. The consolidated financial information herein include the assets, liabilities, and results of operations of RGA and its subsidiaries.
Non-GAAP Disclosures

RGA uses a non-GAAP financial measure called adjusted operating income as a basis for analyzing financial results. This measure also serves as a basis for establishing target levels and awards under RGA’s management incentive programs. Management believes that adjusted operating income, on a pre-tax and after-tax basis, better measures the ongoing profitability and underlying trends of the Company’s continuing operations, primarily because that measure excludes substantially all of the effect of net investment related gains and losses, as well as changes in the fair value of certain embedded derivatives, and changes in the fair value of contracts that provide market risk benefits. These items can be volatile, primarily due to the credit market and interest rate environment and are not necessarily indicative of the performance of the Company’s underlying businesses. Additionally, adjusted operating income excludes any net gain or loss from discontinued operations, the cumulative effect of any accounting changes, tax reform and other items that management believes are not indicative of the Company’s ongoing operations. The definition of adjusted operating income can vary by company and is not considered a substitute for GAAP net income. A reconciliation of income before income taxes of the operating segments to adjusted operating income before income taxes is presented in the appendix.

RGA also uses a non-GAAP financial measure called adjusted operating income, excluding notable items. Notable items currently represent the financial impact of RGA's assumption reviews on business subject to LDTI, reflected in future policy benefits remeasurement (gains) losses. In addition, notable items may in the future periods include other items RGA believes may not be indicative of future performance. A reconciliation of income before income taxes of the operating segments to adjusted operating income, excluding notable items, before income taxes is presented in the appendix.

RGA evaluates its shareholders’ equity and book value per share position excluding the impact of accumulated other comprehensive income (loss) (“AOCI”) since the net unrealized gains or losses included in AOCI primarily relate to changes in interest rates, credit spreads on its investment securities and foreign currency fluctuations that are not permanent and can fluctuate significantly from period to period.

RGA uses a non-GAAP financial measure called adjusted operating return on equity, which is calculated as adjusted operating income divided by average shareholders’ equity excluding AOCI. Additionally, RGA uses a non-GAAP financial measure called book value per share excluding the impact of AOCI that management believes is important in evaluating the balance sheet in order to ignore the effects of unrealized amounts primarily associated with mark-to-market adjustments on investments, updated discount rate assumptions on liability for future policy benefits, changes in instrument-specific credit risk associated with market-risk benefit liabilities, and foreign currency translation. A reconciliation of RGA, Inc. shareholders’ equity and book value per share before and after the impact of AOCI is presented in the appendix.

RGA uses a non-GAAP financial measure called adjusted operating return on equity excluding notable items, which is calculated as adjusted operating income excluding notable items divided by average shareholders’equity excluding year-to-date notable items and AOCI.

Reinsurance Group of America, Incorporated
2022 Notes

Adoption of New Accounting Standard:
In the first quarter of 2023, the Company adopted Accounting Standards Update (“ASU”): ASU 2018-12, Financial Services – Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts (“ASU 2018-12”). The Company is providing an updated Quarterly Financial Supplement for the quarter ended December 31, 2022 that reflects the Company's adoption of ASU 2018-12. ASU 2018-12 updated certain requirements for the accounting for long-duration insurance contracts and required the Company to restate its consolidated financial statements for the years ending December 31, 2022 and 2021.
•Cash flow assumptions and measuring liability for future policy benefits – ASU 2018-12 requires the Company to review its cash flow assumptions at least annually and update, when necessary, with the impact recognized in net income in the period of the change. Upon adoption, there was a pretax decrease to retained earnings in the amount of $1.5 billion as a result of capping the net premium ratio at 100% and eliminating negative reserves on certain issue year cohorts.
•Discount rate – The discount rate assumption is prescribed by ASU 2018-12 as an upper-medium (low credit risk) fixed-income yield and is required to be updated every quarter. The change in the liability as a result of updating the discount rate assumption is recognized in other comprehensive income (loss) (“OCI”). Upon adoption, there was a pretax decrease to accumulated other comprehensive income (loss) in the amount of $8.2 billion as a result of remeasuring in force contract liabilities using current upper-medium grade fixed income instrument yields. The adjustment largely reflects the difference between discount rates locked-in at contract inception versus current discount rates at transition.
•Deferred policy acquisition costs and similar balances – Deferred policy acquisition costs (“DAC”) and other capitalized costs such as unearned revenue are amortized on a constant level or straight-line basis over the expected term of the contracts. Upon adoption, the Company recorded a pretax increase in the amount of $114 million to accumulated other comprehensive income (loss) for the removal of cumulative adjustments to DAC associated with unrealized gains and losses previously recorded in accumulated other comprehensive income (loss).
•Market risk benefits – Market risk benefits, which are contracts or contract features that provide protection to the policyholder from capital market risk and expose the Company to other-than-nominal capital market risk, are measured at fair value. The periodic change in fair value is recognized in net income with the exception of the periodic change in fair value related to the instrument-specific credit risk, which is recognized in OCI. Upon adoption, the Company recorded pretax adjustments in the amount of ($72) million and $45 million to retained earnings and accumulated other comprehensive income (loss), respectively.

Change in Balance Sheet Presentation:
During the fourth quarter of 2022, the Company revised the presentation of its investments in limited partnerships and real estate joint ventures to be presented separately in the consolidated balance sheet. Previously, investments in limited partnerships and real estate joint ventures were included in other invested assets in the consolidated balance sheet. The Company revised prior periods’ balance sheets to conform to the updated presentation. This change in presentation did not impact the accounting for, or the recognition of income from investments in limited partnerships and real estate joint ventures in the consolidated statements of income.

Change in Investment Allocation:
Investment income for each segment has been restated to reflect the impacts of adopting LDTI and due to an update to the Company’s internally developed economic capital model. Internal excess capital charges, included in each segments’ policy acquisition costs and other insurance expenses, were also updated as a result of adopting LDTI and due to the update in the Company’s internally developed economic capital model. These changes did not impact the recognition or presentation of investment income or policy acquisition costs and other insurance expenses in the consolidated financial statements.

Reinsurance Group of America, Incorporated
Financial Highlights

	Three Months Ended					Year-to-Date
(USD millions, except in force & per share and shares data)	Dec. 31,	Sept. 30,	June 30,		March 31,	Dec. 31,	Dec. 31,
	2022	2022	2022		2022	2022	2021	Change
Net premiums	$3,446	$3,247	$3,230		$3,155	$13,078	$12,513	$565
Net income (loss) available to RGA's shareholders	291	(76)	105		197	517	1,170	(653)
Adjusted operating income	312	16	316		283	927	522	405
Adjusted operating income excluding notable items (1)	266	263	299		283	1,111	663	448
Return on equity						6.8%	16.0%	(9.2)%
Adjusted operating return on equity (ex AOCI)						10.5%	8.9%	1.6%
Adjusted operating return on equity (ex AOCI and notable items (1))						12.5%	8.4%	4.1%
Total assets	$84,904	$82,819	$84,875		$90,288
Assumed Life Reinsurance In Force (in billions)
U.S. and Latin America Traditional	$1,672.2	$1,662.7	$1,650.5		$1,645.1
U.S. and Latin America Financial Solutions	5.2	5.3	5.3		5.3
Canada Traditional	463.6	448.7	477.2		484.5
Europe, Middle East and Africa Traditional	735.4	671.3	756.4		850.7
Asia Pacific Traditional	518.6	479.4	486.1		508.4
Asia Pacific Financial Solutions	5.7	5.2	5.4	(2)	1.1
Total assumed life reinsurance in force	$3,400.7	$3,272.6	$3,380.9		$3,495.1
Assumed New Business Production (in billions)
U.S. and Latin America Traditional	$36.4	$37.3	$32.7		$39.5	$145.9	$130.5	$15.4
Canada Traditional	11.9	10.8	12.8		12.7	48.2	48.8	(0.6)
Europe, Middle East and Africa Traditional	35.6	38.2	45.1		50.5	169.4	198.4	(29.0)
Asia Pacific Traditional	8.6	14.4	5.7		16.6	45.3	34.2	11.1
Asia Pacific Financial Solutions	—	—	—		0.1	0.1	0.2	(0.1)
Total assumed new business production	$92.5	$100.7	$96.3		$119.4	$408.9	$412.1	$(3.2)
Per Share and Shares Data (shares in thousands)
Basic earnings per share
Net income (loss)	$4.36	$(1.13)	$1.57		$2.93	$7.73	$17.26	$(9.53)
Adjusted operating income (loss)	$4.67	$0.24	$4.71		$4.22	$13.85	$7.69	$6.16
Diluted earnings per share (3)
Net income (loss)	$4.30	$(1.13)	$1.55		$2.91	$7.64	$17.14	$(9.50)
Adjusted operating income (loss)	$4.60	$0.24	$4.67		$4.18	$13.69	$7.64	$6.05
Wgt. average common shares outstanding
Basic	66,748	66,936	66,996		67,104	66,945	67,814	(869)
Diluted	67,793	67,663	67,620		67,649	67,703	68,286	(583)
Common shares issued	85,311	85,311	85,311		85,311	85,311	85,311	—
Treasury shares	18,635	18,484	18,304		18,323	18,635	18,140	495
Common shares outstanding	66,676	66,827	67,007		66,988	66,676	67,171	(495)
Book value per share	$106.19	$101.08	$110.27		$118.62	$106.19	$121.79	$(15.60)
Per share effect of AOCI	$(28.07)	$(29.60)	$(22.15)		$(12.82)	$(28.07)	$(7.44)	$(20.63)
Book value per share, excluding AOCI	$134.26	$130.68	$132.42		$131.44	$134.26	$129.23	$5.03
Stockholders’ dividends paid	$53	$54	$49		$49	$205	$194	$11

(1) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".
(2) During the quarter, the Company changed its calculation for assumed life reinsurance in force, resulting in an increase for the quarter.
(3) As a result of anti-dilutive impact, in periods of a loss, weighted average common shares outstanding (basic) are used in the calculation of diluted earnings per share.

Reinsurance Group of America, Incorporated
Consolidated GAAP Income Statements (including Adjusted Operating Income Reconciliations)

(USD millions)	Three Months Ended				Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2022	2022	2022	2022	2022	2021	Change
Revenues:
Net premiums	$3,446	$3,247	$3,230	$3,155	$13,078	$12,513	$565
Net investment income	828	769	754	810	3,161	3,138	23
Investment related gains (losses), net	(6)	(154)	(240)	(139)	(539)	567	(1,106)
Other revenue	89	188	159	91	527	449	78
Total revenues	4,357	4,050	3,903	3,917	16,227	16,667	(440)
Benefits and expenses:
Claims and other policy benefits	3,125	3,048	2,938	2,871	11,982	11,673	309
Future policy benefits remeasurement (gains) losses	(11)	226	18	58	291	567	(276)
Market risk benefits remeasurement (gains) losses	(19)	23	40	(34)	10	(58)	68
Interest credited	214	189	138	141	682	700	(18)
Policy acquisition costs and other insurance expenses	323	341	336	344	1,344	1,325	19
Other operating expenses	289	251	242	227	1,009	936	73
Interest expense	54	46	42	42	184	127	57
Collateral finance and securitization expense	1	3	2	1	7	12	(5)
Total benefits and expenses	3,976	4,127	3,756	3,650	15,509	15,282	227
Income (loss) before income taxes	381	(77)	147	267	718	1,385	(667)
Provision for income taxes	88	(2)	41	70	197	215	(18)
Net income (loss)	293	(75)	106	197	521	1,170	(649)
Net income attributable to noncontrolling interest	2	1	1	—	4	—	4
Net income (loss) available to RGA's shareholders	$291	$(76)	$105	$197	$517	$1,170	$(653)
Pre-tax adjusted operating income reconciliation:
Income (loss) before income taxes	$381	$(77)	$147	$267	$718	$1,385	$(667)
Investment and derivative (gains) losses (1)	(46)	152	201	118	425	(429)	854
Market risk benefits remeasurement (gains) losses	(19)	23	40	(34)	10	(58)	68
Change in fair value of funds withheld embedded derivatives (1)	67	17	56	33	173	(107)	280
Funds withheld (gains) losses - investment income	2	4	10	8	24	(5)	29
EIA embedded derivatives - interest credited	1	(10)	(27)	(17)	(53)	(45)	(8)
Investment (income) loss on unit-linked variable annuities	2	5	8	9	24	(4)	28
Interest credited on unit-linked variable annuities	(2)	(5)	(8)	(9)	(24)	4	(28)
Interest expense on uncertain tax positions	—	—	—	—	—	(26)	26
Non-investment derivatives and other	1	(71)	(11)	1	(80)	(1)	(79)
Adjusted operating income (loss) before income taxes	387	38	416	376	1,217	714	503
Notable items (2)	(61)	326	(23)	—	242	186	56
Adjusted operating loss before income taxes excluding notable items	$326	$364	$393	$376	$1,459	$900	$559

(1) Included in “Investment related gains (losses), net”.
(2) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".

Reinsurance Group of America, Incorporated
Consolidated GAAP Income Statements (including Adjusted Operating Income Reconciliations)

(USD millions)	Three Months Ended				Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2022	2022	2022	2022	2022	2021	Change
After-tax adjusted operating income reconciliation:
GAAP net income (loss) attributable to RGA	$291	$(76)	$105	$197	$517	$1,170	$(653)
Investment and derivative (gains) losses (1)	(14)	120	154	92	352	(411)	763
Market risk benefits remeasurement (gains) losses	(15)	18	32	(27)	8	—	8
Change in fair value of funds withheld embedded derivatives (1)	53	14	44	26	137	(85)	222
Funds withheld (gains) losses - investment income	2	3	8	6	19	(4)	23
EIA embedded derivatives - interest credited	1	(8)	(22)	(13)	(42)	(36)	(6)
Investment (income) loss on unit-linked variable annuities	2	4	6	7	19	(3)	22
Interest credited on unit-linked variable annuities	(2)	(4)	(6)	(7)	(19)	3	(22)
Interest expense on uncertain tax positions	—	—	—	—	—	(21)	21
Non-investment derivatives and other	1	(56)	(9)	1	(63)	(1)	(62)
Uncertain tax positions and other tax related items	(9)	—	3	1	(5)	(90)	85
Net income attributable to noncontrolling interest	2	1	1	—	4	—	4
Adjusted operating income	312	16	316	283	927	522	405
Notable items (2)	(46)	247	(17)	—	184	141	43
Adjusted operating income excluding notable items	$266	$263	$299	$283	$1,111	$663	$448

Diluted earnings per share - adjusted operating income (loss) (3)	$4.60	$0.24	$4.67	$4.18	$13.69	$7.64	$6.05
Diluted earnings per share - adjusted operating income (loss) excluding notable items (3)	$3.91	$3.92	$4.41	$4.18	$16.40	$9.72	$6.68
Foreign currency effect on (4):
Net premiums	$(164)	$(160)	$(119)	$(47)	$(490)	$250	$(740)
Adjusted operating income (loss) before income taxes	$(18)	$(11)	$(16)	$(3)	$(48)	$6	$(54)

(1) Included in “Investment related gains (losses), net”.
(2) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".
(3) As a result of anti-dilutive impact, in periods of a loss, weighted average common shares outstanding (basic) are used in the calculation of diluted earnings per share.
(4) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Consolidated Balance Sheets
(USD millions)
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2022	2022	2022	2022	2021
Assets
Fixed maturity securities available-for-sale, at fair value	$52,901	$50,495	$53,294	$57,922	$60,749
Equity securities, at fair value	134	137	127	139	151
Mortgage loans	6,590	6,558	6,544	6,535	6,283
Policy loans	1,231	1,202	1,218	1,221	1,234
Funds withheld at interest	6,003	6,177	6,393	6,737	6,954
Limited partnerships and real estate joint ventures	2,327	2,197	2,074	1,943	1,996
Short-term investments	154	225	272	315	87
Other invested assets	1,140	1,049	1,036	1,090	1,074
Total investments	70,480	68,040	70,958	75,902	78,528
Cash and cash equivalents	2,927	3,512	2,556	2,709	2,948
Accrued investment income	630	628	572	578	533
Premiums receivable and other reinsurance balances	3,013	2,820	2,884	2,882	2,888
Reinsurance ceded receivables and other	2,671	2,650	2,829	3,015	3,165
Deferred policy acquisition costs	4,128	4,004	3,935	3,906	3,860
Other assets	1,055	1,165	1,141	1,296	1,019
Total assets	$84,904	$82,819	$84,875	$90,288	$92,941
Liabilities and equity
Future policy benefits	$35,689	$33,724	$37,028	$42,406	$47,449
Interest-sensitive contract liabilities	30,342	30,043	28,762	27,836	26,119
Market risk benefits, at fair value	247	259	271	233	262
Other policy claims and benefits	2,480	2,366	2,447	2,557	2,110
Other reinsurance balances	725	889	557	540	557
Deferred income taxes	1,383	1,350	1,383	1,480	1,499
Other liabilities	2,906	3,136	3,129	3,366	2,918
Long-term debt	3,961	4,207	3,667	3,667	3,667
Collateral finance and securitization notes	—	—	152	166	180
Total liabilities	77,733	75,974	77,396	82,251	84,761
Equity:
Common stock, at par value	1	1	1	1	1
Additional paid-in-capital	2,502	2,493	2,478	2,465	2,461
Retained earnings	8,169	7,936	8,067	8,014	7,871
Treasury stock	(1,720)	(1,697)	(1,673)	(1,675)	(1,653)
Accumulated other comprehensive income, net of taxes (AOCI):
Accumulated currency translation adjustment	(116)	(147)	3	8	(13)
Unrealized (depreciation) appreciation of securities	(5,496)	(5,788)	(3,549)	(10)	3,779
Effect of updating discount rates on future policy benefits	3,755	3,989	2,122	(795)	(4,209)
Change in instrument-specific credit risk for market risk benefits	13	19	(9)	(11)	(7)
Pension and postretirement benefits	(27)	(51)	(51)	(50)	(50)
Total RGA, Inc. stockholders’ equity	7,081	6,755	7,389	7,947	8,180
Noncontrolling interest	90	90	90	90	—
Total equity	7,171	6,845	7,479	8,037	8,180
Total liabilities and equity	$84,904	$82,819	$84,875	$90,288	$92,941
Total RGA, Inc. stockholders’ equity, excluding AOCI	$8,952	$8,733	$8,873	$8,805	$8,680
See appendix for reconciliation of total stockholders' equity before and after impact of AOCI.

Reinsurance Group of America, Incorporated
U.S. and Latin America Traditional
GAAP Income Statements
(USD millions)

	Three Months Ended				Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2022	2022	2022	2022	2022	2021	Change
Revenues:
Net premiums	$1,778	$1,640	$1,631	$1,541	$6,590	$6,244	$346
Net investment income	224	201	186	289	900	889	11
Investment related gains (losses), net	6	8	19	15	48	6	42
Other revenue	5	6	10	6	27	18	9
Total revenues	2,013	1,855	1,846	1,851	7,565	7,157	408

Benefits and expenses:
Claims and other policy benefits	1,642	1,520	1,524	1,447	6,133	5,835	298
Future policy benefits remeasurement (gains) losses	10	160	(11)	103	262	249	13
Interest credited	17	18	17	17	69	70	(1)
Policy acquisition costs and other insurance expenses	178	182	181	181	722	714	8
Other operating expenses	52	44	45	43	184	156	28
Total benefits and expenses	1,899	1,924	1,756	1,791	7,370	7,024	346

Income (loss) before income taxes	$114	$(69)	$90	$60	$195	$133	$62

Loss and expense ratios:
Loss ratio (1)	92.9%	102.4%	92.8%	100.6%	97.0%	97.4%	(0.4)%
Policy acquisition costs and other insurance expenses	10.0%	11.1%	11.1%	11.7%	11.0%	11.4%	(0.4)%
Other operating expenses	2.9%	2.7%	2.8%	2.8%	2.8%	2.5%	0.3%

Foreign currency effect on (2):
Net premiums	$1	$—	$1	$—	$2	$3	$(1)
Income (loss) before income taxes	$—	$—	$—	$—	$—	$(1)	$1

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

(1) Includes Claims and other policy holder benefits and Future policy benefits remeasurement (gains) losses.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
U.S. and Latin America Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended				Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2022	2022	2022	2022	2022	2021	Change
Revenues:
Net premiums	$1,778	$1,640	$1,631	$1,541	$6,590	$6,244	$346
Net investment income	224	201	186	289	900	889	11
Other revenue	5	6	10	6	27	18	9
Total revenues	2,007	1,847	1,827	1,836	7,517	7,151	366

Benefits and expenses:
Claims and other policy benefits	1,642	1,520	1,524	1,447	6,133	5,835	298
Future policy benefits remeasurement (gains) losses	10	160	(11)	103	262	249	13
Interest credited	17	18	17	17	69	70	(1)
Policy acquisition costs and other insurance expenses	178	182	181	181	722	714	8
Other operating expenses	52	44	45	43	184	156	28
Total benefits and expenses	1,899	1,924	1,756	1,791	7,370	7,024	346

Adjusted operating income (loss) before notable items and income taxes	108	(77)	71	45	147	127	20
Notable items (1)	—	170	—	—	170	34	136
Adjusted operating income (loss) excluding notable items, before income taxes	$108	$93	$71	$45	$317	$161	$156

Loss and expense ratios:
Loss ratio (2)	92.9%	102.4%	92.8%	100.6%	97.0%	97.4%	(0.4)%
Policy acquisition costs and other insurance expenses	10.0%	11.1%	11.1%	11.7%	11.0%	11.4%	(0.4)%
Other operating expenses	2.9%	2.7%	2.8%	2.8%	2.8%	2.5%	0.3%

Foreign currency effect on (3):
Net premiums	$1	$—	$1	$—	$2	$3	$(1)
Adjusted operating income (loss) before income taxes	$—	$—	$—	$—	$—	$(1)	$1

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".
(2) Includes Claims and other policy holder benefits and Future policy benefits remeasurement (gains) losses.
(3) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Asset-Intensive
GAAP Income Statements
(USD millions)

	Three Months Ended				Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2022	2022	2022	2022	2022	2021	Change
Revenues:
Net premiums	$24	$13	$14	$15	$66	$55	$11
Net investment income	287	265	246	256	1,054	1,067	(13)
Investment related gains (losses), net	(128)	(41)	(80)	(93)	(342)	79	(421)
Other revenue	25	29	31	26	111	172	(61)
Total revenues	208	266	211	204	889	1,373	(484)

Benefits and expenses:
Claims and other policy benefits	52	41	43	69	205	186	19
Future policy benefits remeasurement (gains) losses	(2)	(5)	(1)	(20)	(28)	(7)	(21)
Market risk benefits remeasurement (gains) losses	(19)	23	40	(34)	10	(58)	68
Interest credited	148	130	101	107	486	565	(79)
Policy acquisition costs and other insurance expenses	47	36	45	41	169	149	20
Other operating expenses	14	11	12	9	46	37	9
Total benefits and expenses	240	236	240	172	888	872	16

Income (loss) before income taxes	$(32)	$30	$(29)	$32	$1	$501	$(500)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Asset-Intensive
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended				Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2022	2022	2022	2022	2022	2021	Change
Revenues:
Net premiums	$24	$13	$14	$15	$66	$55	$11
Net investment income	286	264	250	258	1,058	1,066	(8)
Other revenue	25	29	31	26	111	172	(61)
Total revenues	335	306	295	299	1,235	1,293	(58)

Benefits and expenses:
Claims and other policy benefits	52	41	43	69	205	186	19
Future policy benefits remeasurement (gains) losses	(2)	(5)	(1)	(20)	(28)	(7)	—
Interest credited	147	140	128	124	539	610	(71)
Policy acquisition costs and other insurance expenses	47	36	45	41	169	149	20
Other operating expenses	14	11	12	9	46	37	9
Total benefits and expenses	258	223	227	223	931	975	(44)

Adjusted operating income (loss) before notable items and income taxes	77	83	68	76	304	318	(14)
Notable items (1)	—	(3)	—	—	(3)	—	(3)
Adjusted operating income (loss) excluding notable items, before income taxes	$77	$80	$68	$76	$301	$318	$(17)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

(1) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Asset-Intensive
(Continued)

	Three Months Ended
(USD millions, shown net of reinsurance ceded)	Dec. 31,	Sept. 30,	June 30,	March 31,
	2022	2022	2022	2022
Policyholders' account balances

Fixed annuities (deferred)	$12,046	$12,257	$11,952	$11,555
Equity-indexed annuities	$2,817	$2,919	$2,978	$3,038
Bank-owned life insurance (BOLI)	$2,500	$2,508	$2,505	$2,499
Other policyholders' account balances	$75	$76	$76	$79

Variable annuities account balances
No riders	$672	$642	$705	$786
GMDB only	771	802	811	891
GMIB only	20	19	20	23
GMAB only	2	2	2	3
GMWB only	863	833	916	1,035
GMDB / WB	165	158	174	240
Other	15	15	16	18
Total variable annuities account balances	$2,508	$2,471	$2,644	$2,996

Interest-sensitive contract liabilities not associated with policyholders' account balances:

Guaranteed investment contracts, funding agreements and immediate annuities	$848	$866	$961	$912

Future policy benefits (at original discount rate) associated with:
Payout annuities	$4,153	$4,208	$4,269	$4,322
Other future policy benefits	$59	$59	$60	$61

Liability for market risk benefits:

Equity-indexed annuities	$132	$90	$106	$107
Variable annuities	$115	$168	$166	$126

Net interest spread (1)	1.2%	1.0%	1.0%	1.3%

(1) Net interest spread for Asset-Intensive is calculated as net investment income less interest credited and the interest accretion on future policy benefits, divided by total investments and cash and cash equivalents.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Capital Solutions
GAAP Income Statements
(USD millions)

	Three Months Ended				Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2022	2022	2022	2022	2022	2021	Change
Revenues:
Net investment income	$1	$2	$1	$1	$5	$3	$2
Other revenue	26	24	74	28	152	108	44
Total revenues	27	26	75	29	157	111	46

Benefits and expenses:
Policy acquisition costs and other insurance expenses	—	(1)	1	1	1	8	(7)
Other operating expenses	3	4	2	3	12	13	(1)
Total benefits and expenses	3	3	3	4	13	21	(8)

Income before income taxes	$24	$23	$72	$25	$144	$90	$54

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Capital Solutions
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended				Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2022	2022	2022	2022	2022	2021	Change
Revenues:
Net investment income	$1	$2	$1	$1	$5	$3	$2
Other revenue	26	24	74	28	152	108	44
Total revenues	27	26	75	29	157	111	46

Benefits and expenses:
Policy acquisition costs and other insurance expenses	—	(1)	1	1	1	8	(7)
Other operating expenses	3	4	2	3	12	13	(1)
Total benefits and expenses	3	3	3	4	13	21	(8)

Adjusted operating income (loss) before notable items and income taxes	24	23	72	25	144	90	54
Notable items (1)	—	—	—	—	—	—	—
Adjusted operating income (loss) excluding notable items, before income taxes	$24	$23	$72	$25	$144	$90	$54

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

(1) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".

Reinsurance Group of America, Incorporated
Canada Traditional
GAAP Income Statements
(USD millions)

	Three Months Ended				Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2022	2022	2022	2022	2022	2021	Change
Revenues:
Net premiums	$308	$293	$314	$304	$1,219	$1,194	$25
Net investment income	66	64	62	58	250	259	(9)
Investment related gains (losses), net	5	2	(6)	1	2	3	(1)
Other revenue	1	—	1	2	4	2	2
Total revenues	380	359	371	365	1,475	1,458	17

Benefits and expenses:
Claims and other policy benefits	285	272	285	287	1,129	1,084	45
Future policy benefits remeasurement (gains) losses	(10)	9	(2)	1	(2)	(2)	—
Policy acquisition costs and other insurance expenses	44	56	51	52	203	219	(16)
Other operating expenses	11	10	10	10	41	36	5
Total benefits and expenses	330	347	344	350	1,371	1,337	34

Income before income taxes	$50	$12	$27	$15	$104	$121	$(17)

Loss and expense ratios:
Loss ratio (1)	89.3%	95.9%	90.1%	94.7%	92.5%	90.6%	1.9%
Policy acquisition costs and other insurance expenses	14.3%	19.1%	16.2%	17.1%	16.7%	18.3%	(1.6)%
Other operating expenses	3.6%	3.4%	3.2%	3.3%	3.4%	3.0%	0.4%

Foreign currency effect on (2):
Net premiums	$(23)	$(11)	$(13)	$—	$(47)	$76	$(123)
Income before income taxes	$(3)	$—	$(1)	$—	$(4)	$7	$(11)

Creditor reinsurance net premiums	$17	$18	$20	$18	$73	$74	$(1)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Includes Claims and other policy holder benefits and Future policy benefits remeasurement (gains) losses.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Canada Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended				Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2022	2022	2022	2022	2022	2021	Change
Revenues:
Net premiums	$308	$293	$314	$304	$1,219	$1,194	$25
Net investment income	67	65	62	58	252	258	(6)
Investment related gains, net	1	1	1	1	4	5	(1)
Other revenue	1	—	1	2	4	2	2
Total revenues	377	359	378	365	1,479	1,459	20

Benefits and expenses:
Claims and other policy benefits	285	272	285	287	1,129	1,084	45
Future policy benefits remeasurement (gains) losses	(10)	9	(2)	1	(2)	(2)	—
Policy acquisition costs and other insurance expenses	44	56	51	52	203	219	(16)
Other operating expenses	11	10	10	10	41	36	5
Total benefits and expenses	330	347	344	350	1,371	1,337	34

Adjusted operating income before notable items and income taxes	47	12	34	15	108	122	(14)
Notable items (1)	(5)	6	—	—	1	—	1
Adjusted operating income excluding notable items, before income taxes	$42	$18	$34	$15	$109	$122	$(13)

Loss and expense ratios:
Loss ratio (2)	89.3%	95.9%	90.1%	94.7%	92.5%	90.6%	1.9%
Policy acquisition costs and other insurance expenses	14.3%	19.1%	16.2%	17.1%	16.7%	18.3%	(1.6)%
Other operating expenses	3.6%	3.4%	3.2%	3.3%	3.4%	3.0%	0.4%

Foreign currency effect on (3):
Net premiums	$(23)	$(11)	$(13)	$—	$(47)	$76	$(123)
Adjusted operating income before income taxes	$(3)	$—	$(1)	$—	$(4)	$7	$(11)

Creditor reinsurance net premiums	$17	$18	$20	$18	$73	$74	$(1)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

(1) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".
(2) Includes Claims and other policy holder benefits and Future policy benefits remeasurement (gains) losses.
(3) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Canada Financial Solutions (1)
GAAP Income Statements
(USD millions)

	Three Months Ended				Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2022	2022	2022	2022	2022	2021	Change
Revenues:
Net premiums	$23	$24	$25	$23	$95	$90	$5
Net investment income	1	1	2	1	5	4	1
Other revenue	4	2	2	2	10	11	(1)
Total revenues	28	27	29	26	110	105	5

Benefits and expenses:
Claims and other policy benefits	20	22	23	21	86	82	4
Future policy benefits remeasurement (gains) losses	(3)	(2)	(2)	(5)	(12)	26	(38)
Policy acquisition costs and other insurance expenses	1	—	—	1	2	3	(1)
Other operating expenses	1	1	1	—	3	5	(2)
Total benefits and expenses	19	21	22	17	79	116	(37)

Income before income taxes	$9	$6	$7	$9	$31	$(11)	$42

Foreign currency effect on (2):
Net premiums	$(2)	$(1)	$(1)	$—	$(4)	$6	$(10)
Income before income taxes	$—	$(1)	$—	$—	$(1)	$1	$(2)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Canada Financial Solutions operations includes longevity and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Canada Financial Solutions (1)
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended				Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2022	2022	2022	2022	2022	2021	Change
Revenues:
Net premiums	$23	$24	$25	$23	$95	$90	$5
Net investment income	1	1	2	1	5	4	1
Other revenue	4	2	2	2	10	11	(1)
Total revenues	28	27	29	26	110	105	5

Benefits and expenses:
Claims and other policy benefits	20	22	23	21	86	82	4
Future policy benefits remeasurement (gains) losses	(3)	(2)	(2)	(5)	(12)	26	(38)
Policy acquisition costs and other insurance expenses	1	—	—	1	2	3	(1)
Other operating expenses	1	1	1	—	3	5	(2)
Total benefits and expenses	19	21	22	17	79	116	(37)

Adjusted operating income before notable items and income taxes	9	6	7	9	31	(11)	42
Notable items (2)	—	—	—	—	—	36	(36)
Adjusted operating income excluding notable items, before income taxes	$9	$6	$7	$9	$31	$25	$6

Foreign currency effect on (3):
Net premiums	$(2)	$(1)	$(1)	$—	$(4)	$6	$(10)
Adjusted operating income before income taxes	$—	$(1)	$—	$—	$(1)	$1	$(2)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Canada Financial Solutions operations includes longevity and fee-based transactions.
(2) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".
(3) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Traditional
GAAP Income Statements
(USD millions)

	Three Months Ended				Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2022	2022	2022	2022	2022	2021	Change
Revenues:
Net premiums	$422	$436	$427	$451	$1,736	$1,738	$(2)
Net investment income	21	18	18	19	76	75	1
Other revenue	3	2	(2)	3	6	(3)	9
Total revenues	446	456	443	473	1,818	1,810	8

Benefits and expenses:
Claims and other policy benefits	404	409	377	396	1,586	1,719	(133)
Future policy benefits remeasurement (gains) losses	(10)	(7)	13	(11)	(15)	25	(40)
Policy acquisition costs and other insurance expenses	16	19	20	22	77	104	(27)
Other operating expenses	33	30	29	32	124	112	12
Total benefits and expenses	443	451	439	439	1,772	1,960	(188)

Income (loss) before income taxes	$3	$5	$4	$34	$46	$(150)	$196

Loss and expense ratios:
Loss ratio (1)	93.4%	92.2%	91.3%	85.4%	90.5%	100.3%	(9.8)%
Policy acquisition costs and other insurance expenses	3.8%	4.4%	4.7%	4.9%	4.4%	6.0%	(1.6)%
Other operating expenses	7.8%	6.9%	6.8%	7.1%	7.1%	6.4%	0.7%

Foreign currency effect on (2):
Net premiums	$(53)	$(68)	$(46)	$(16)	$(183)	$95	$(278)
Income (loss) before income taxes	$—	$—	$(2)	$(1)	$(3)	$(14)	$11

Critical illness net premiums	$33	$41	$36	$39	$149	$174	$(25)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Includes Claims and other policy holder benefits and Future policy benefits remeasurement (gains) losses.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended				Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2022	2022	2022	2022	2022	2021	Change
Revenues:
Net premiums	$422	$436	$427	$451	$1,736	$1,738	$(2)
Net investment income	21	18	18	19	76	75	1
Other revenue	3	2	(2)	3	6	(3)	9
Total revenues	446	456	443	473	1,818	1,810	8

Benefits and expenses:
Claims and other policy benefits	404	409	377	396	1,586	1,719	(133)
Future policy benefits remeasurement (gains) losses	(10)	(7)	13	(11)	(15)	25	(40)
Policy acquisition costs and other insurance expenses	16	19	20	22	77	104	(27)
Other operating expenses	33	30	29	32	124	112	12
Total benefits and expenses	443	451	439	439	1,772	1,960	(188)

Adjusted operating income before notable items and income taxes	3	5	4	34	46	(150)	196
Notable items (1)	—	13	—	—	13	(6)	19
Adjusted operating income excluding notable items, before income taxes	$3	$18	$4	$34	$59	$(156)	$215

Loss and expense ratios:
Loss ratio (2)	93.4%	92.2%	91.3%	85.4%	90.5%	100.3%	(9.8)%
Policy acquisition costs and other insurance expenses	3.8%	4.4%	4.7%	4.9%	4.4%	6.0%	(1.6)%
Other operating expenses	7.8%	6.9%	6.8%	7.1%	7.1%	6.4%	0.7%

Foreign currency effect on (3):
Net premiums	$(53)	$(68)	$(46)	$(16)	$(183)	$95	$(278)
Adjusted operating income (loss) before income taxes	$—	$—	$(2)	$(1)	$(3)	$(14)	$11

Critical illness net premiums	$33	$41	$36	$39	$149	$174	$(25)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".
(2) Includes Claims and other policy holder benefits and Future policy benefits remeasurement (gains) losses.
(3) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Financial Solutions (1)
GAAP Income Statements
(USD millions)

	Three Months Ended				Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2022	2022	2022	2022	2022	2021	Change
Revenues:
Net premiums	$127	$112	$119	$128	$486	$350	$136
Net investment income	44	37	34	36	151	207	(56)
Investment related gains (losses), net	(11)	(9)	(22)	16	(26)	49	(75)
Other revenue	6	2	4	3	15	13	2
Total revenues	166	142	135	183	626	619	7

Benefits and expenses:
Claims and other policy benefits	106	97	107	118	428	296	132
Future policy benefits remeasurement (gains) losses	(12)	3	(4)	(8)	(21)	4	(25)
Interest credited	(2)	(5)	(8)	(9)	(24)	4	(28)
Policy acquisition costs and other insurance expenses	2	2	1	2	7	10	(3)
Other operating expenses	16	11	14	13	54	45	9
Total benefits and expenses	110	108	110	116	444	359	85

Income before income taxes	$56	$34	$25	$67	$182	$260	$(78)

Foreign currency effect on (2):
Net premiums	$(17)	$(20)	$(14)	$(5)	$(56)	$21	$(77)
Income before income taxes	$(4)	$(7)	$(4)	$(2)	$(17)	$10	$(27)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Europe, Middle East and Africa Financial Solutions operations includes longevity, asset-intensive and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Financial Solutions (1)
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended				Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2022	2022	2022	2022	2022	2021	Change
Revenues:
Net premiums	$127	$112	$119	$128	$486	$350	$136
Net investment income	48	46	48	51	193	200	(7)
Investment related gains (losses), net	4	5	5	4	18	6	12
Other revenue	6	2	4	3	15	13	2
Total revenues	185	165	176	186	712	569	143

Benefits and expenses:
Claims and other policy benefits	106	97	107	118	428	296	132
Future policy benefits remeasurement (gains) losses	(12)	3	(4)	(8)	(21)	4	(25)
Interest credited	—	—	—	—	—	—	—
Policy acquisition costs and other insurance expenses	2	2	1	2	7	10	(3)
Other operating expenses	16	11	14	13	54	45	9
Total benefits and expenses	112	113	118	125	468	355	113

Adjusted operating income before notable items and income taxes	73	52	58	61	244	214	30
Notable items (2)	(14)	—	—	—	(14)	—	(14)
Adjusted operating income excluding notable items, before income taxes	$59	$52	$58	$61	$230	$214	$16

Foreign currency effect on (3):
Net premiums	$(17)	$(20)	$(14)	$(5)	$(56)	$21	$(77)
Adjusted operating income before income taxes	$(6)	$(11)	$(8)	$(2)	$(27)	$7	$(34)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Europe, Middle East and Africa Financial Solutions operations includes longevity, asset-intensive and fee-based transactions.
(2) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".
(3) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Traditional
GAAP Income Statements
(USD millions)

	Three Months Ended				Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2022	2022	2022	2022	2022	2021	Change
Revenues:
Net premiums	$700	$660	$640	$650	$2,650	$2,624	$26
Net investment income	55	51	46	47	199	186	13
Investment related gains (losses), net	3	4	5	—	12	(1)	13
Other revenue	—	5	10	6	21	19	2
Total revenues	758	720	701	703	2,882	2,828	54

Benefits and expenses:
Claims and other policy benefits	548	627	523	494	2,192	2,281	(89)
Future policy benefits remeasurement (gains) losses	9	68	25	(2)	100	272	(172)
Policy acquisition costs and other insurance expenses	44	47	45	54	190	172	18
Other operating expenses	57	51	49	49	206	184	22
Total benefits and expenses	658	793	642	595	2,688	2,909	(221)

Income (loss) before income taxes	$100	$(73)	$59	$108	$194	$(81)	$275

Loss and expense ratios:
Loss ratio (1)	79.6%	105.3%	85.6%	75.7%	86.5%	97.3%	(10.8)%
Policy acquisition costs and other insurance expenses	6.3%	7.1%	7.0%	8.3%	7.2%	6.6%	0.6%
Other operating expenses	8.1%	7.7%	7.7%	7.5%	7.8%	7.0%	0.8%

Foreign currency effect on (2):
Net premiums	$(61)	$(50)	$(38)	$(23)	$(172)	$52	$(224)
Income (loss) before income taxes	$(6)	$6	$(3)	$2	$(1)	$(1)	$—

Critical illness net premiums	$324	$296	$301	$295	$1,216	$1,281	$(65)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Includes Claims and other policy holder benefits and Future policy benefits remeasurement (gains) losses.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended				Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2022	2022	2022	2022	2022	2021	Change
Revenues:
Net premiums	$700	$660	$640	$650	$2,650	$2,624	$26
Net investment income	55	51	46	47	199	186	13
Investment related gains (losses), net	3	4	5	—	12	(1)	13
Other revenue	—	5	10	6	21	19	2
Total revenues	758	720	701	703	2,882	2,828	54

Benefits and expenses:
Claims and other policy benefits	548	627	523	494	2,192	2,281	(89)
Future policy benefits remeasurement (gains) losses	9	68	25	(2)	100	272	(172)
Policy acquisition costs and other insurance expenses	44	47	45	54	190	172	18
Other operating expenses	57	51	49	49	206	184	22
Total benefits and expenses	658	793	642	595	2,688	2,909	(221)

Adjusted operating income before notable items and income taxes	100	(73)	59	108	194	(81)	275
Notable items (1)	(42)	140	(23)	—	75	122	(47)
Adjusted operating income excluding notable items, before income taxes	$58	$67	$36	$108	$269	$41	$228

Loss and expense ratios:
Loss ratio (2)	79.6%	105.3%	85.6%	75.7%	86.5%	97.3%	(10.8)%
Policy acquisition costs and other insurance expenses	6.3%	7.1%	7.0%	8.3%	7.2%	6.6%	0.6%
Other operating expenses	8.1%	7.7%	7.7%	7.5%	7.8%	7.0%	0.8%

Foreign currency effect on (3):
Net premiums	$(61)	$(50)	$(38)	$(23)	$(172)	$52	$(224)
Adjusted operating income (loss) before income taxes	$(6)	$6	$(3)	$2	$(1)	$(1)	$—

Critical illness net premiums	$324	$296	$301	$295	$1,216	$1,281	$(65)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".
(2) Includes Claims and other policy holder benefits and Future policy benefits remeasurement (gains) losses.
(3) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Financial Solutions (1)
GAAP Income Statements
(USD millions)

	Three Months Ended				Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2022	2022	2022	2022	2022	2021	Change
Revenues:
Net premiums	$64	$69	$60	$43	$236	$218	$18
Net investment income	94	77	55	44	270	138	132
Investment related gains (losses), net	83	(94)	(113)	(81)	(205)	19	(224)
Other revenue	—	119	41	14	174	42	132
Total revenues	241	171	43	20	475	417	58

Benefits and expenses:
Claims and other policy benefits	68	60	56	39	223	190	33
Future policy benefits remeasurement (gains) losses	7	—	—	—	7	—	7
Interest credited	39	38	22	20	119	57	62
Policy acquisition costs and other insurance expenses	12	21	15	12	60	51	9
Other operating expenses	6	5	4	5	20	19	1
Total benefits and expenses	132	124	97	76	429	317	112

Income (loss) before income taxes	$109	$47	$(54)	$(56)	$46	$100	$(54)

Foreign currency effect on (2):
Net premiums	$(9)	$(10)	$(8)	$(3)	$(30)	$(3)	$(27)
Income (loss) before income taxes	$(17)	$11	$15	$5	$14	$—	$14

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Asia Pacific Financial Solutions operations includes asset-intensive and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Financial Solutions (1)
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended				Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2022	2022	2022	2022	2022	2021	Change
Revenues:
Net premiums	$64	$69	$60	$43	$236	$218	$18
Net investment income	94	77	55	44	270	138	132
Investment related gains, net	5	3	5	4	17	15	2
Other revenue	7	37	17	6	67	42	25
Total revenues	170	186	137	97	590	413	177

Benefits and expenses:
Claims and other policy benefits	68	60	56	39	223	190	33
Future policy benefits remeasurement (gains) losses	7	—	—	—	7	—	7
Interest credited	39	38	22	20	119	57	62
Policy acquisition costs and other insurance expenses	12	21	15	12	60	51	9
Other operating expenses	6	5	4	5	20	19	1
Total benefits and expenses	132	124	97	76	429	317	112

Adjusted operating income before notable items and income taxes	38	62	40	21	161	96	65
Notable items (2)	—	—	—	—	—	—	—
Adjusted operating income excluding notable items, before income taxes	$38	$62	$40	$21	$161	$96	$65

Foreign currency effect on (3):
Net premiums	$(9)	$(10)	$(8)	$(3)	$(30)	$(3)	$(27)
Adjusted operating income before income taxes	$(3)	$(6)	$(3)	$(2)	$(14)	$—	$(14)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Asia Pacific Financial Solutions operations includes asset-intensive and fee-based transactions.
(2) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".
(3) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Corporate and Other
GAAP Income Statements
(USD millions)

	Three Months Ended				Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2022	2022	2022	2022	2022	2021	Change
Revenues:
Net investment income	$35	$53	$104	$59	$251	$310	$(59)
Investment related gains (losses), net	36	(24)	(43)	3	(28)	412	(440)
Other revenue	19	(1)	(12)	1	7	67	(60)
Total revenues	90	28	49	63	230	789	(559)

Benefits and expenses:
Interest credited	12	8	6	6	32	4	28
Policy acquisition costs and other insurance income	(21)	(21)	(23)	(22)	(87)	(105)	18
Other operating expenses	96	84	76	63	319	329	(10)
Interest expense	54	46	42	42	184	127	57
Collateral finance and securitization expense	1	3	2	1	7	12	(5)
Total benefits and expenses	142	120	103	90	455	367	88

Income (loss) before income taxes	$(52)	$(92)	$(54)	$(27)	$(225)	$422	$(647)

Foreign currency effect on (1):
Income (loss) before income taxes	$(7)	$3	$1	$—	$(3)	$13	$(16)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Corporate and Other
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended				Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2022	2022	2022	2022	2022	2021	Change
Revenues:
Net investment income	$35	$53	$104	$59	$251	$310	$(59)
Investment related gains, net	2	2	1	3	8	6	2
Other revenue	13	10	1	10	34	66	(32)
Total revenues	50	65	106	72	293	382	(89)

Benefits and expenses:
Interest credited	12	8	6	6	32	4	28
Policy acquisition costs and other insurance income	(21)	(21)	(23)	(22)	(87)	(105)	18
Other operating expenses	96	84	76	63	319	329	(10)
Interest expense	54	46	42	42	184	153	31
Collateral finance and securitization expense	1	3	2	1	7	12	(5)
Total benefits and expenses	142	120	103	90	455	393	62

Adjusted operating income before notable items and income taxes	(92)	(55)	3	(18)	(162)	(11)	(151)
Notable items (1)	—	—	—	—	—	—	—
Adjusted operating income excluding notable items, before income taxes	$(92)	$(55)	$3	$(18)	$(162)	$(11)	$(151)

Foreign currency effect on (2):
Adjusted operating income (loss) before income taxes	$—	$1	$1	$—	$2	$7	$(5)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Summary of Segment GAAP Income
(USD millions)

	Three Months Ended				Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2022	2022	2022	2022	2022	2021	Change
U.S. and Latin America:
Traditional	$114	$(69)	$90	$60	$195	$133	$62
Financial Solutions:
Asset Intensive	(32)	30	(29)	32	1	501	(500)
Capital Solutions	24	23	72	25	144	90	54
Total U.S. and Latin America	106	(16)	133	117	340	724	(384)
Canada:
Traditional	50	12	27	15	104	121	(17)
Financial Solutions	9	6	7	9	31	(11)	42
Total Canada	59	18	34	24	135	110	25
Europe, Middle East and Africa:
Traditional	3	5	4	34	46	(150)	196
Financial Solutions	56	34	25	67	182	260	(78)
Total Europe, Middle East and Africa	59	39	29	101	228	110	118
Asia Pacific:
Traditional	100	(73)	59	108	194	(81)	275
Financial Solutions	109	47	(54)	(56)	46	100	(54)
Total Asia Pacific	209	(26)	5	52	240	19	221
Corporate and Other	(52)	(92)	(54)	(27)	(225)	422	(647)
Consolidated income (loss) before income taxes	$381	$(77)	$147	$267	$718	$1,385	$(667)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
Summary of Segment Adjusted Operating Income
(USD millions)

	Three Months Ended				Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2022	2022	2022	2022	2022	2021	Change
U.S. and Latin America:
Traditional	$108	$(77)	$71	$45	$147	$127	$20
Financial Solutions:
Asset Intensive	77	83	68	76	304	318	(14)
Capital Solutions	24	23	72	25	144	90	54
Total U.S. and Latin America	209	29	211	146	595	535	60
Canada:
Traditional	47	12	34	15	108	122	(14)
Financial Solutions	9	6	7	9	31	(11)	42
Total Canada	56	18	41	24	139	111	28
Europe, Middle East and Africa:
Traditional	3	5	4	34	46	(150)	196
Financial Solutions	73	52	58	61	244	214	30
Total Europe, Middle East and Africa	76	57	62	95	290	64	226
Asia Pacific:
Traditional	100	(73)	59	108	194	(81)	275
Financial Solutions	38	62	40	21	161	96	65
Total Asia Pacific	138	(11)	99	129	355	15	340
Corporate and Other	(92)	(55)	3	(18)	(162)	(11)	(151)
Consolidated adjusted operating income (loss) before income taxes	387	38	416	376	1,217	714	503
Notable items (1)	(61)	326	(23)	—	242	186	56
Consolidated adjusted operating income (loss) excluding notable items before income taxes	$326	$364	$393	$376	$1,459	$900	$559

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Cash and Invested Assets

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2022	2022	2022	2022	2021
Fixed maturity securities, available-for-sale (1)	$52,901	$50,495	$53,294	$57,922	$60,749
Equity securities	134	137	127	139	151
Mortgage loans	6,590	6,558	6,544	6,535	6,283
Policy loans	1,231	1,202	1,218	1,221	1,234
Limited partnerships and real estate joint ventures	2,327	2,197	2,074	1,943	1,996
Funds withheld at interest	6,003	6,177	6,393	6,737	6,954
Short-term investments	154	225	272	315	87
Other invested assets	1,140	1,049	1,036	1,090	1,074
Cash and cash equivalents	2,927	3,512	2,556	2,709	2,948
Total cash and invested assets	$73,407	$71,552	$73,514	$78,611	$81,476

(1) The Company holds various types of fixed maturity securities available-for-sale and classifies them as corporate securities (“Corporate”), Canadian and Canadian provincial government securities (“Canadian government”), residential mortgage-backed securities (“RMBS”), asset-backed securities (“ABS”), commercial mortgage-backed securities (“CMBS”), U.S. government and agencies (“U.S. government”), state and political subdivisions, and other foreign government, supernational and foreign government-sponsored enterprises (“Other foreign government”).

Investment Income and Yield Summary

	Three Months Ended				Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2022	2022	2022	2022	2022	2021	Change
Average invested assets at amortized cost (1)	$35,300	$34,579	$34,859	$35,271	$34,398	$33,040	$1,358
Net investment income (1)	$386	$374	$397	$457	$1,614	$1,648	$(34)
Annualized investment yield (ratio of net investment income to average invested assets at amortized cost) (1)	4.45%	4.40%	4.63%	5.29%	4.69%	4.99%	(30) bps
Variable investment income ("VII") (included in net investment income) (1)	$42	$38	$70	$141	$291	$433	$(142)
Annualized investment yield excluding VII (ratio of net investment income, excluding VII, to average invested assets, excluding assets with only VII, at amortized cost) (1)	4.14%	4.12%	3.96%	3.80%	4.00%	3.81%	19 bps

(1) Excludes spread related business (e.g. coinsurance of annuities).

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Fixed Maturity Securities

	December 31, 2022
	Amortized Cost	Allowance for Credit Losses	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total
Available-for-sale:
Corporate	$38,963	$27	$168	$5,135	$33,969	64.2%
Canadian government	3,311	—	381	66	3,626	6.9%
RMBS	1,054	—	1	114	941	1.8%
ABS	4,324	10	4	440	3,878	7.3%
CMBS	1,835	—	—	212	1,623	3.1%
U.S. government	1,690	—	4	212	1,482	2.8%
State and political subdivisions	1,282	—	10	173	1,119	2.1%
Other foreign government	7,204	—	26	967	6,263	11.8%
Total fixed maturity securities	$59,663	$37	$594	$7,319	$52,901	100.0%

	December 31, 2021
	Amortized Cost	Allowance for Credit Losses	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total
Available-for-sale:
Corporate	$35,239	$26	$3,084	$194	$38,103	62.8%
Canadian government	3,339	—	1,606	1	4,944	8.1%
RMBS	1,020	—	37	7	1,050	1.7%
ABS	4,024	—	22	41	4,005	6.6%
CMBS	1,790	1	66	6	1,849	3.0%
U.S. government	2,082	—	31	8	2,105	3.5%
State and political subdivisions	1,191	—	137	5	1,323	2.2%
Other foreign government	7,188	4	273	87	7,370	12.1%
Total fixed maturity securities	$55,873	$31	$5,256	$349	$60,749	100.0%

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Corporate Fixed Maturity Securities by Industry

	December 31, 2022				December 31, 2021
	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)
Financial institutions
Banking	$6,281	$5,672	16.7%	A-	$5,792	$6,163	16.2%	A-
Brokerage/asset managers/exchanges	1,302	1,115	3.3%	A-	1,073	1,145	3.0%	A-
Finance companies	410	350	1.0%	BBB	306	316	0.8%	BBB+
Insurance	4,452	3,851	11.3%	A-	3,987	4,383	11.5%	A-
REITs	1,205	1,013	3.0%	BBB+	987	1,022	2.7%	BBB+
Other finance	901	679	2.0%	A-	956	1,016	2.7%	A-
Total financial institutions	$14,551	$12,680	37.3%		$13,101	$14,045	36.9%
Industrials
Basic	$1,921	$1,690	5.0%	BBB	$1,972	$2,210	5.8%	BBB
Capital goods	1,734	1,550	4.6%	BBB	1,542	1,649	4.3%	BBB
Communications	2,517	2,136	6.3%	BBB	2,330	2,592	6.8%	BBB
Consumer cyclical	1,997	1,748	5.1%	BBB+	1,758	1,885	4.9%	BBB+
Consumer noncyclical	4,625	4,052	11.9%	BBB+	3,952	4,315	11.3%	BBB+
Energy	2,050	1,801	5.3%	BBB+	1,967	2,159	5.7%	BBB+
Technology	1,617	1,461	4.3%	BBB+	1,436	1,486	3.9%	BBB+
Transportation	2,160	1,859	5.5%	BBB+	2,050	2,192	5.8%	BBB+
Other industrial	1,003	960	2.8%	BBB	850	887	2.3%	BBB
Total industrials	$19,624	$17,257	50.8%		$17,857	$19,375	50.8%
Utilities
Electric	$3,779	$3,200	9.4%	A-	$3,256	$3,561	9.4%	A-
Natural gas	664	553	1.7%	A-	566	614	1.6%	BBB+
Other utility	345	279	0.8%	BBB+	459	508	1.3%	BBB+
Total utilities	$4,788	$4,032	11.9%		$4,281	$4,683	12.3%
Total	$38,963	$33,969	100.0%	BBB+	$35,239	$38,103	100.0%	BBB+

(1) The Average Credit Rating designations are based on the ratings from nationally recognized statistical rating organizations (NRSRO), primarily those assigned by Moody’s, S&P and Fitch.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Ratings of Fixed Maturity Securities

		December 31, 2022			September 30, 2022			June 30, 2022			March 31, 2022			December 31, 2021
NAIC Designation (1)	Rating Agency Designation (2)	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
1	AAA/AA/A	$36,217	$32,295	61.1%	$33,881	$30,062	59.6%	$33,989	$31,782	59.6%	$34,434	$34,741	60.0%	$33,540	$36,725	60.5%
2	BBB	20,188	17,580	33.2%	19,931	16,924	33.5%	19,851	18,011	33.8%	19,691	19,574	33.8%	18,684	20,379	33.5%
3	BB	2,734	2,607	5.0%	3,044	2,843	5.6%	2,940	2,774	5.2%	2,821	2,769	4.8%	2,620	2,668	4.4%
4	B	397	331	0.6%	625	583	1.2%	658	619	1.2%	730	720	1.2%	876	863	1.4%
5	CCC	103	71	0.1%	107	62	0.1%	124	84	0.2%	127	92	0.2%	96	79	0.1%
6	In or near default	24	17	—%	42	21	—%	46	24	—%	46	26	—%	57	35	0.1%
	Total	$59,663	$52,901	100.0%	$57,630	$50,495	100.0%	$57,608	$53,294	100.0%	$57,849	$57,922	100.0%	$55,873	$60,749	100.0%

(1) Structured securities held by the Company’s insurance subsidiaries that maintain the NAIC statutory basis of accounting utilize the NAIC rating methodology.
(2) The Rating Agency Designation includes all “+” or “-” at that rating level (e. g. “BBB” includes “BBB+”, “BBB”, and “BBB-”).

Structured Fixed Maturity Securities

	December 31, 2022			September 30, 2022			June 30, 2022			March 31, 2022			December 31, 2021
	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
RMBS
Agency	$476	$427	6.6%	$489	$442	7.0%	$519	$498	7.7%	$538	$537	8.3%	$551	$582	8.4%
Non-agency	578	514	8.0%	565	511	8.1%	485	452	7.0%	445	429	6.6%	469	468	6.8%
Total RMBS	1,054	941	14.6%	1,054	953	15.1%	1,004	950	14.7%	983	966	14.9%	1,020	1,050	15.2%
ABS:
Collateralized loan obligations ("CLOs")	1,825	1,702	26.4%	1,788	1,650	26.0%	1,714	1,622	25.1%	1,659	1,630	25.1%	1,761	1,752	25.4%
ABS, excluding CLOs	2,499	2,176	33.8%	2,377	2,073	32.6%	2,377	2,160	33.4%	2,256	2,116	32.5%	2,263	2,253	32.6%
Total ABS	4,324	3,878	60.2%	4,165	3,723	58.6%	4,091	3,782	58.5%	3,915	3,746	57.6%	4,024	4,005	58.0%
CMBS	1,835	1,623	25.2%	1,843	1,670	26.3%	1,856	1,735	26.8%	1,829	1,786	27.5%	1,790	1,849	26.8%
Total	$7,213	$6,442	100.0%	$7,062	$6,346	100.0%	$6,951	$6,467	100.0%	$6,727	$6,498	100.0%	$6,834	$6,904	100.0%

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Fixed Maturity Securities Below Amortized Cost (1)

	As of December 31, 2022
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate	$21,867	$2,756	$6,840	$2,225	$28,707	$4,981
Canadian government	554	42	71	23	625	65
RMBS	664	62	181	53	845	115
ABS	1,596	153	1,931	269	3,527	422
CMBS	1,314	144	281	65	1,595	209
U.S. government	1,202	64	253	148	1,455	212
State and political subdivisions	819	124	131	50	950	174
Other foreign government	2,757	253	2,720	652	5,477	905
Total investment grade securities	$30,773	$3,598	$12,408	$3,485	$43,181	$7,083

Below investment grade securities:
Corporate	$767	$87	$305	$61	$1,072	$148
ABS	52	6	38	9	90	15
Other foreign government	39	2	164	60	203	62
Total below investment grade securities	$858	$95	$507	$130	$1,365	$225
Total fixed maturity securities	$31,631	$3,693	$12,915	$3,615	$44,546	$7,308

(1) Included in the table above are securities for which an allowance for credit loss has not been recorded.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Fixed Maturity Securities Below Amortized Cost (1)

	As of December 31, 2021
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate	$4,135	$86	$946	$51	$5,081	$137
Canadian government	20	1	—	—	20	1
RMBS	132	3	102	4	234	7
ABS	1,747	22	589	6	2,336	28
CMBS	152	2	35	2	187	4
U.S. government	1,513	6	31	2	1,544	8
State and political subdivisions	109	3	28	2	137	5
Other foreign government	2,237	33	724	37	2,961	70
Total investment grade securities	$10,045	$156	$2,455	$104	$12,500	$260

Below investment grade securities:
Corporate	$463	$13	$97	$44	$560	$57
ABS	—	—	13	13	13	13
Other foreign government	136	7	75	10	211	17
Total below investment grade securities	$599	$20	$185	$67	$784	$87
Total fixed maturity securities	$10,644	$176	$2,640	$171	$13,284	$347

(1) Included in the table above are securities for which an allowance for credit loss has not been recorded.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Consolidated Investment Related Gains and Losses

	Three Months Ended				Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2022	2022	2022	2022	2022	2021	Change
Fixed maturity securities available-for-sale:
Change in allowance for credit losses and impairments	$13	$(9)	$(15)	$(12)	$(23)	$(12)	$(11)
Realized gains on investment activity	127	20	34	11	192	299	(107)
Realized losses on investment activity	(160)	(106)	(94)	(36)	(396)	(65)	(331)
Net gains (losses) on fixed maturity securities available-for-sale	(20)	(95)	(75)	(37)	(227)	222	(449)

Net gains (losses) on equity securities	(5)	7	(15)	(8)	(21)	25	(46)
Change in mortgage loan allowance for credit losses	(8)	(5)	(1)	(2)	(16)	29	(45)
Change in fair value of certain limited partnership investments	9	—	10	19	38	169	(131)
Other, net	—	7	11	8	26	25	1

Free-standing derivatives (1):
Interest rate swaps	(2)	(33)	(44)	(52)	(131)	(34)	(97)
Interest rate options	(9)	18	(6)	—	3	—	3
Total return swaps	22	(1)	—	—	21	—	21
Financial futures	(10)	7	24	7	28	(24)	52
Foreign currency swaps	(6)	9	11	7	21	20	1
Foreign currency swaps - hedged	1	1	—	4	6	2	4
Foreign currency forwards	61	(55)	(76)	(23)	(93)	(20)	(73)
CPI swaps	6	7	(11)	29	31	46	(15)
Credit default swaps	37	(12)	(33)	(58)	(66)	33	(99)
Equity options	(15)	8	21	—	14	(33)	47
Total free-standing derivatives	85	(51)	(114)	(86)	(166)	(10)	(156)
Embedded derivatives:
Modified coinsurance and funds withheld treaties	(67)	(17)	(56)	(33)	(173)	107	(280)
Total embedded derivatives	(67)	(17)	(56)	(33)	(173)	107	(280)

Net gains (losses) on total derivatives	18	(68)	(170)	(119)	(339)	97	(436)

Total investment related gains (losses), net	$(6)	$(154)	$(240)	$(139)	$(539)	$567	$(1,106)

(1) Free-standing derivatives are non-hedged unless specified.

Appendix

Reconciliations of GAAP to Non-GAAP Measures

Reinsurance Group of America, Incorporated
Reconciliations of GAAP Income to Adjusted Operating Income
(USD millions)

	Three Months Ended				Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2022	2022	2022	2022	2022	2021	Change
U.S. & Latin America Traditional
Income (loss) before income taxes	$114	$(69)	$90	$60	$195	$133	$62
Investment and derivative losses (1)	1	(1)	—	—	—	—	—
Change in fair value of funds withheld embedded derivatives (1)	(7)	(7)	(19)	(15)	(48)	(6)	(42)
Adjusted operating income (loss) before notable items and income taxes	108	(77)	71	45	147	127	20
Notable items (2)	—	170	—	—	170	34	136
Adjusted operating income (loss) excluding notable items, before income taxes	$108	$93	$71	$45	$317	$161	$156

U.S. & Latin America Asset-Intensive
Income (loss) before income taxes	$(32)	$30	$(29)	$32	$1	$501	$(500)
Market risk benefits remeasurement (gains) losses	(19)	23	40	(34)	10	(58)	68
Investment and derivative (gains) losses (1)	54	17	5	45	121	22	99
Change in fair value of funds withheld embedded derivatives (1)	74	24	75	48	221	(101)	322
Funds withheld (gains) losses - investment income	(1)	(1)	4	2	4	(1)	5
EIA embedded derivatives - interest credited	1	(10)	(27)	(17)	(53)	(45)	(8)
Non-investment derivatives and other	—	—	—	—	—	—	—
Adjusted operating income (loss) before notable items and income taxes	77	83	68	76	304	318	(14)
Notable items (2)	—	(3)	—	—	(3)	—	(3)
Adjusted operating income (loss) excluding notable items, before income taxes	$77	$80	$68	$76	$301	$318	$(17)

U.S. & Latin America Capital Solutions
Income before income taxes	$24	$23	$72	$25	$144	$90	$54
Adjusted operating income (loss) before notable items and income taxes	24	23	72	25	144	90	54
Notable items (2)	—	—	—	—	—	—	—
Adjusted operating income (loss) excluding notable items, before income taxes	$24	$23	$72	$25	$144	$90	$54

(1) Included in “Investment related gains (losses), net”.
(2) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".

Reinsurance Group of America, Incorporated
Reconciliations of GAAP Income to Adjusted Operating Income
(USD millions)

	Three Months Ended				Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2022	2022	2022	2022	2022	2021	Change
Canada Traditional
Income before income taxes	$50	$12	$27	$15	$104	$121	$(17)
Investment and derivative (gains) losses (1)	(4)	(1)	7	—	2	2	—
Investment income - non-operating FWAI	1	1	—	—	2	(1)	3
Adjusted operating income (loss) before notable items and income taxes	47	12	34	15	108	122	(14)
Notable items (2)	(5)	6	—	—	1	—	1
Adjusted operating income (loss) excluding notable items, before income taxes	$42	$18	$34	$15	$109	$122	$(13)

Canada Financial Solutions
Income before income taxes	$9	$6	$7	$9	$31	$(11)	$42
Adjusted operating income (loss) before notable items and income taxes	9	6	7	9	31	(11)	42
Notable items (2)	—	—	—	—	—	36	(36)
Adjusted operating income (loss) excluding notable items, before income taxes	$9	$6	$7	$9	$31	$25	$6

Europe, Middle East and Africa Traditional
Income (loss) before income taxes	$3	$5	$4	$34	$46	$(150)	$196
Adjusted operating income (loss) before notable items and income taxes	3	5	4	34	46	(150)	196
Notable items (2)	—	13	—	—	13	(6)	19
Adjusted operating income (loss) excluding notable items, before income taxes	$3	$18	$4	$34	$59	$(156)	$215

Europe, Middle East and Africa Financial Solutions
Income before income taxes	$56	$34	$25	$67	$182	$260	$(78)
Investment and derivative (gains) losses (1)	15	14	27	(12)	44	(43)	87
Investment income - non-operating FWAI	2	4	6	6	18	(3)	21
Investment (income) loss on unit-linked variable annuities	2	5	8	9	24	(4)	28
Interest credited on unit-linked variable annuities	(2)	(5)	(8)	(9)	(24)	4	(28)
Adjusted operating income (loss) before notable items and income taxes	73	52	58	61	244	214	30
Notable items (2)	(14)	—	—	—	(14)	—	(14)
Adjusted operating income (loss) excluding notable items, before income taxes	$59	$52	$58	$61	$230	$214	$16
(1) Included in “Investment related gains (losses), net”.
(2) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".

Reinsurance Group of America, Incorporated
Reconciliations of GAAP Income to Adjusted Operating Income
(USD millions)

	Three Months Ended				Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2022	2022	2022	2022	2022	2021	Change
Asia Pacific Traditional
Income (loss) before income taxes	$100	$(73)	$59	$108	$194	$(81)	$275
Adjusted operating income (loss) before notable items and income taxes	100	(73)	59	108	194	(81)	275
Notable items (2)	(42)	140	(23)	—	75	122	(47)
Adjusted operating income (loss) excluding notable items, before income taxes	$58	$67	$36	$108	$269	$41	$228

Asia Pacific Financial Solutions
Income (loss) before income taxes	$109	$47	$(54)	$(56)	$46	$100	$(54)
Investment and derivative (gains) losses (1)	(78)	97	118	85	222	(4)	226
Non-investment derivatives and other	7	(82)	(24)	(8)	(107)	—	(107)
Adjusted operating income (loss) before notable items and income taxes	38	62	40	21	161	96	65
Notable items (2)	—	—	—	—	—	—	—
Adjusted operating income (loss) excluding notable items, before income taxes	$38	$62	$40	$21	$161	$96	$65

Corporate and Other
Income (loss) before income taxes	$(52)	$(92)	$(54)	$(27)	$(225)	$422	$(647)
Investment and derivative (gains) losses (1)	(34)	26	44	—	36	(406)	442
Interest expense on uncertain tax positions	—	—	—	—	—	(26)	26
Non-investment derivatives and other	(6)	11	13	9	27	(1)	28
Adjusted operating income (loss) before notable items and income taxes	(92)	(55)	3	(18)	(162)	(11)	(151)
Notable items (2)	—	—	—	—	—	—	—
Adjusted operating income (loss) excluding notable items, before income taxes	$(92)	$(55)	$3	$(18)	$(162)	$(11)	$(151)

(1) Included in “Investment related gains (losses), net”.
(2) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".

Reinsurance Group of America, Incorporated
Reconciliations of Stockholders’ Equity to Stockholders’ Equity Excluding AOCI
(USD millions except per share data)

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2022	2022	2022	2022	2021

RGA, Inc. stockholders’ equity	$7,081	$6,755	$7,389	$7,947	$8,180
Less effect of AOCI:
Accumulated currency translation adjustments	(116)	(147)	3	8	(13)
Unrealized appreciation of securities	(5,496)	(5,788)	(3,549)	(10)	3,779
Effect of updating discount rates on future policy benefits	3,755	3,989	2,122	(795)	(4,209)
Change in instrument-specific credit risk for market risk benefits	13	19	(9)	(11)	(7)
Pension and postretirement benefits	(27)	(51)	(51)	(50)	(50)
RGA, Inc. stockholders’ equity, excluding AOCI	8,952	8,733	8,873	8,805	8,680
Year-to-date notable items, net of tax (1)	184	230	(17)	—	141
RGA, Inc. stockholders’ equity, excluding AOCI and notable items	$9,136	$8,963	$8,856	$8,805	$8,821

(1) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".

Reconciliations of Book Value Per Share to Book Value Per Share Excluding AOCI

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2022	2022	2022	2022	2021

Book value per share	$106.19	$101.08	$110.27	$118.62	$121.79
Less effect of AOCI:
Accumulated currency translation adjustment	(1.73)	(2.20)	0.04	0.12	(0.20)
Unrealized (depreciation) appreciation of securities	(82.44)	(86.61)	(52.96)	(0.15)	56.27
Effect of updating discount rates on future policy benefits	56.32	59.69	31.66	(11.87)	(62.67)
Change in instrument-specific credit risk for market risk benefits	0.19	0.29	(0.14)	(0.17)	(0.10)
Pension and postretirement benefits	(0.41)	(0.77)	(0.75)	(0.75)	(0.74)
Book value per share, excluding AOCI	$134.26	$130.68	$132.42	$131.44	$129.23

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